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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               November 26, 1997

                   IMC Home Equity Loan Owner Trust 1997-6
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                  333-31197-02          Being Applied For
-----------------------------      ------------         -------------------
(State or Other Jurisdiction)      (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)



c/o Wilmington Trust Company, as Owner Trustee
         1100 North Market Street
           Wilmington, Delaware                               19890
      ------------------------------                      -------------
          (Address of Principal                             (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (302) 651-1000
                                                          --------------

                                  No Change
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        (Former name or former address, if changed since last report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On November 26, 1997, IMC Home Equity Loan Owner Trust 1997-6 (the "Trust") acquired $131,346,546.92 of Subsequent Home Equity Loans pursuant to the terms of the Sale and Servicing Agreement dated as of October 1, 1997, among the Trust, IMC Securities, Inc. (the "Depositor"), IMC Mortgage Company as Seller and Servicer (the "Seller") and The Chase Manhattan Bank, as Indenture Trustee and the Subsequent Transfer Agreement, dated November 26, 1997, among the Depositor, the Seller and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated August 18, 1997 and the Prospectus Supplement dated October 17, 1997, filed pursuant to Rule 424(b)(5) of the Act on October 23, 1997. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         10.1 Subsequent Transfer Agreement dated as of November 26, 1997 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Owner Trust 1997-6 as the Purchaser.
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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMC HOME EQUITY LOAN OWNER TRUST 1997-6

                                    By:  IMC SECURITIES, INC.,
                                         as Depositor

                                    By:    /s/ Thomas Middleton
                                         -------------------------------------
                                         Name:  Thomas Middleton
                                         Title: President and Chief
                                                Operating Officer


Dated: January 5, 1998